SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): November 29, 1999

                           Cox Communications, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  Delaware
                             --------------------
         (State or other jurisdiction of incorporation or organization)



                               1-6590 58-2112288
                       ---------------------------------
          (Commission File Number) (I.R.S. Employer Identification Number)


                              1400 Lake Hearn Drive
                             Atlanta, Georgia 30319
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              (Address of principal executive offices) (Zip Code)


                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)





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Item 5.           Other Events.


         This Current Report on Form 8-K is being filed to incorporate by reference certain documents into Cox's registration statement on Form S-3 (Registration No. 333-82575) in connection with the sale by Cox of 14,375,000 exchangeable subordinated debentures due 2029 ("PRIZES"). The PRIZES are exchangeable for cash based on the value of Sprint Corporation's PCS common stock Series 1. Cox initially sold 12,500,000 PRIZES on November 29, 1999, and
Cox sold an additional 1,875,000 PRIZES on December 6, 1999 to cover the underwriters' over-allotments. For more information about the PRIZES, see Cox's final prospectus supplement, dated November 22, 1999, and the accompanying base prospectus, as filed with the SEC pursuant to Rule 424(b)(5) on November 24, 1999. The PRIZES are listed on the New York Stock Exchange (the "NYSE") under the trading symbol "PRI." In this regard, the NYSE changed the PRIZES listing symbol to "PRI" effective at the opening of trading on the NYSE on December 1, 1999. According to NYSE officials, the old "PZS" trading symbol for the PRIZES potentially caused confusion in the marketplace and, therefore, the symbol was changed. A press release announcing the consummation of the PRIZES offering and initial listing of the PRIZES is being filed with this report as Exhibit 99.1.


Item 7.           Financial Statements and Exhibits


         (a)      Not applicable.


         (b)      Not applicable.


         (c)        Exhibits:

                           1.1 Purchase Agreement, dated as of November 22, 1999, among Cox, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the several underwriters relating to the issuance and sale of the PRIZES.

                           4.1 Indenture, dated as of June 27, 1995 between Cox Communications, Inc. and the Bank of New York, as trustee (incorporated by reference to Cox's registration statement on Form S-1, file no. 33-99116).

                           4.2 Form of PRIZES (incorporated by reference to Cox's registration statement on Form 8-A filed on November 24, 1999).

                           12.1 Statement  setting forth computation of ratio of
                                earnings to fixed charges.

                           99.1     Press Release dated November 29, 1999.

                        SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COX COMMUNICATIONS, INC.


         Dated: December 9, 1999                     By: /s/ Andrew A. Merdek
                                                         ----------------------
                                                        Andrew A. Merdek